FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending October 20, 2003

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   14-October-03

Housing Loan Collection Period      10-Jul-03 to 09-Oct-03
                                  (inclusive)  (inclusive)

Days in Collection Period             92

Coupon Period          21-Jul-03      to         20-Oct-03
                       (inclusive)             (exclusive)

Days in Coupon Period  		      91

3 month BBSW
at beginning of coupon period         	   4.7250%
3 Month USD-LIBOR      			   1.11000%
Foreign Exchange Rate  0.62354525564

Available Income       			6,287,673.69
Total Available Funds  			6,287,673.69
Accrued Interest Adjustment           	0.00
Redraws Made This Period                15,189,188.92
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			291,081.57
Total Payments         			5,373,259.33
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	53,142,453.54
Principal Collections  			37,953,264.62
Excess Available Income               	914,414.36
Excess Collections Distribution       	914,414.36
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	357,132,680.47
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.3310%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    1,633.0420           50.9486
Class B   0.00    3,866.2862          143.8988

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       319,019,222.05         94.72309%         1.00000
Class B        19,443,429.61          5.27691%
RFS                     0.00              	       0.00000
              338,462,651.66        100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       198,922,922.37         0.1449136
Class B        12,123,858.29         0.3753516
RFS                     0.00
              211,046,780.65

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th October 2003
                Number     Current    Instalment   % by     % by
               of Loans    Balance     Amount $   Number   Balance

Current          4,437   318,305,494  3,209,031   95.36%    94.04%
1 - 29 Days        181    16,940,264    139,125    3.89%     5.01%
30 - 59 Days        17     1,626,804     12,393    0.37%     0.48%
60 - 89 Days        11       886,053      6,729    0.24%     0.26%
90 - 119 Days        0             0          0    0.00%     0.00%
120 - 149 Days       2       163,820      1,228    0.04%     0.05%
150 - 179 Days       0             0          0    0.00%     0.00%
180+ Days            5       540,216      4,122    0.11%     0.16%
TOTAL            4,653   338,462,652  3,372,628  100.00%   100.00%


$A
Scheduled principal     		$          4,871,093
Unscheduled principal   		$         33,082,172
Principal Collections   		$         37,953,265

Fixed Interest Rate Housing Loan        $         35,939,928
Variable Rate Housing Loans             $        302,522,724
                        		$        338,462,652






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: October 20, 2003
By:    /s/ Cameron Kelly


Name: Cameron Kelly

Title:   Principal Accounting Officer